Exhibit 10.53

GUARANTEED ACCOUNT INITIAL CREDIT AGREEMENT BB

INTRODUCTION:	CONTRACT NO. 322.101.614

1. FINANCIAL BACKER:
Banco do Brasil S.A.
CNPJ (Brazil company taxpayer ID number):
Address: Setor Bancário Sul, Quadra 4, Bloco C, Lote 32. City: Brasilia    State: DF   Zip Code: 70089-900
Bank Branch: EMPRES.AV.PAULISTA-SP  Prefix-dv: 3221-2

2. BORROWER:
Company name: CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA
CNPJ (Brazil company taxpayer ID number):
Checking Account:
Address: ALAMEDA MADEIRA 258 SL 707, BARUERI.
City: BARUERI-SP Zip code: 06.454-010

2. BORROWER:
Company name: CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA
CNPJ (Brazil company taxpayer ID number):
Checking Account:
Address: ALAMEDA MADEIRA 258 SL 707, BARUERI.
City:  BARUERI-SP Zip code: 06.454-010

PREAMBLE - O BANCO DO BRASIL S.A., mixed capital company, based in Brasilia, Distrito Federal, abbreviated herein called FINANCIAL BACKER, by the bank branch above, represented by Sirs undersigned and, on the other hand, BORROWER described above, represented by  Sirs undersigned, as a second contractor, have just hired the following clauses:

ONE - OPENING CREDIT - FINANCIAL BACKER opens to the BORROWER, and this accepts a credit with fixed limit, recorded in item "DATA OF CREDIT OPERATION" in the INTRODUCTION, for the eventual constitution, until the concurrence of this Limit, the reinforcement or provision of funds in a deposit account indicated in item "BORROWER" in the INTRODUCTION, maintained by BORROWER in Bank Branch  indicated in item "FINANCIAL BACKER" in the INTRODUCTION, transferring to FINANCIAL BACKER the respective amounts when released to the credit in deposit account of BORROWER. SOLE PARAGRAPH - BORROWER is aware that

- continued on page 2 -

Page: 2

ontinuation of AGREEMENT OF INITIAL CREDIT IN CHECKING ACCOUNT-GUARANTEED ACCOUNT No. __, signed on this date between Banco do Brasil S.A. and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA in the amount of R$1,500,000.00, with final maturity on 04/13/2010.

any use of open credit depends on the prior understanding with the FINANCIAL BACKER, because there will be conditioned at the time of availability of budgetary resources, as well as other conditions recorded herein.

TWO- RELEASE OF CREDIT - FINANCIAL BACKER now - it is verified the lack or insufficient of provision in mentioned deposit account - authorized to transfer from account of this opening credit to that deposit account the amounts required to total or partial coverage of checks presented and other authorized charges.
SOLE PARAGRAPH - Credits in this deposit account under the aforementioned transfer will be valid for all purposes of this Agreement as provided in cash performed to BORROWER due to open credit account.

THREE - DEBITS OF CHARGES AND EXPENSES - FINANCIAL CHARGES, OTHER ACCESSORIES AND EXPENSES WILL BE CHARGED UNDER NOTICE IN THE BORROWER'S DEPOSIT ACCOUNT, AS THEY BECOMES REQUIRED AND THE FINANCIAL BACKER NOW - IT IS VERIFIED THE LACK OR INSUFFICIENT OF PROVISION IN MENTIONED DEPOSIT ACCOUNT - AUTHORIZED TO TRANSFER FROM ACCOUNT OF THIS OPENING CREDIT TO THAT DEPOSIT ACCOUNT THE AMOUNTS REQUIRED TO COVERAGE OF SUCH AMOUNTS.
PARAGRAPH ONE - HAVING NO MARGIN AVAILABLE TO THE CONTRACTUAL LIMIT FOR THE PERFORMANCE OF REQUIRED TRANSFER, FINANCIAL BACKER MAY CONSIDER EXPIRED IN ADVANCE THE AGREEMENT IF  WITHIN 1 (ONE) DAY, VALUE OF FINANCIAL CHARGES, OTHER ACCESSORIES AND EXPENSES ARE NOT PAID OF WHICH IS DISCUSSED THE "HEAD" OF THIS CLAUSE.
PARAGRAPH TWO - FOR PURPOSES OF THIS SECTION, IT IS CONSIDERED AS CONTRACTUAL LIMIT THE AMOUNT OF R$ 1,500,000.00 (one million five hundred thousand reais).

FOUR - RECOGNITION OF DEBITS AND CREDITS - BORROWER will recognize checks, drafts, orders and receipts issuing or signing, as well as any notices of releases and statements that the FINANCIAL BACKER sent to him/her, as proof of its debits, in result of the use of open credit as provided herein. FINANCIAL BACKER will recognize as proof of credits

CONTINUED ON PAGE 3

Page: 3

Continuation of AGREEMENT OF INITIAL CREDIT IN CHECKING ACCOUNT-GUARANTEED ACCOUNT No. 322.101.614, signed on this date between  Banco do Brasil S.A. and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA in the amount of R$ 1,500,000.00, with a final maturity on 13/04/2010.

in favor of the BORROWER, receipts or notices that are issued in a result of the use of open credit. Thus, certainty and liquidity of BORROWER's debt are fully settled and expressed, comprising the principal, financial charges and other accessories pertaining to this Agreement.

FIVE - REUSE OF CREDIT - Within the deadline for use of credit, the BORRWER may reuse for new applications, in the precise terms of this Agreement, the amounts duly given to FINANCIAL BACKER for debt relief resulting from this instrument.

SIX - FINANCIAL CHARGES - ABOUT DEBTS BALANCES CHECKED IN WORKING DAYS IN THE ACCOUNT LINKED TO THIS AGREEMENT, IT WILL BE INCLUDED BASIC CHARGES TO THE RATE OG CD1/OVER, IN PERCENTAGE PER MONTH, PLUS ADDITIONAL CHARGES OF 0.65 (SIXTY-FIVE HUNDREDTHS) PERCENTAGE POINTS PER MONTH 'OVER', CORRESPONDING THIS TO 5.611 (FIVE POINT SIX HUNDRED AND ELEVEN THOUSANDTHS) EFFECTIVE PERCENTAGE POINTS PER YEAR. SUCH CHANRGE MUST BE CALCULATED DAILY, PER WORKING DAY, TO BE CHARGED AND REQUIRED MONTHLY ON DAY DEFINED AS BASE-DATE FOR DEBT OF CHAGES OR ON IMMEDIATELY LATER WORKING DAY, IF THAT IS NOT, IN REDEMPTIONS - PROPORTIONALITY TO AMOUNTS REDEEMED - ON THE MATURITY AND DEBT SETTLEMENT.

PARAGRAPH ONE - FOR PURPOSES OF THE PROVISIONS IN THIS AGREEMENT, IT IS UNDERSTOOD THAT WORKING DAYS ARE EVERY DAYS, EXCEPT SATURDAYS, SUNDAYS AND NATIONAL BANK HOLIDAYS, AS DAY DEFINED AS BASE-DATE ALWAYS THE LAST WORKING DAY OF EACH MONTH, AND PER CD1/OVER , THE AVERAGE DAILY RATE FOR INTERBANK DEPOSIT CERTIFICATE, PUBLISHED BY CENTER FOR THE CUSTODY AND FINANCIAL LIQUIDATION OF PRIVATE ISSUE (CETIP).

PARAGRAPH TWO - ADDITIONAL CHARGE "OVER" PROVIDED ON "HEAD" OF THIS CLAUSE IS A REDUCED RATE  EXPONENTIALLY PER WORKING DAY MULTIPLIED BY 30 (THIRTY) AND MAY BE ADJUSTED MONTHLY, REMAINING UNCHANGED CALCULATION FORM, DEBT AND LIABILITY DEFINED, AND GETTING ESTABLISHED THAT THE NEW ADDITIONAL CHARGE TO FORCE FOR A STIPULATED PERIOD WILL BE NOTICE TO THE BORROWER BY EXTRACT SHIPMENT AND/OR OTHER MEANS THAT THE FINANCIAL FINANCIAL BACKER JUDGED APPROPRIATE, BEING THAT ANY FURTHER USE OF CREDIT LIMIT WILL BE UNDERSTOOD AS CONSENT

Continued on page 4

Page: 4

Continuation of AGREEMENT OF INITIAL CREDIT IN CHECKING ACCOUNT-GUARANTEED ACCOUNT No. __, signed on this date between Banco do Brasil S.A. and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA in the amount of R$R$1,500,000.00, with final maturity on 04/13/2010.

NEW ADDITIONAL CHARGE DEFINED.

SEVEN - IOF - BORROWER IS OBLIGATED TO PAY FINANCIAL TRANSACTION TAX (IOF), ACCORDING TO EXISTING LAW, AND NOW AUTHORIZES FINANCIAL BACKER TO DEBIT IN HIS/HER DEPOSIT ACCOUNT, AND THE CORRESPONDING AMOUNT WILL BE INFOMED BY DEBIT NOTICE AND/OR NOTICE IN THE STATEMENT OF CHECKING ACCOUNT.

EIGHT - FEES - In addition to the agreed financial charges, BORROWER authorizes FINANCIAL BACKER to debit in his/her deposit account, the compensation on services, amount corresponding to Credit Opening Fee (in the hiring and renewal) and other fees applicable to the transaction, existing at the time of charging, constant in the Banking Service Fees Table - Legal Entity, which is available in either the FINANCIAL BACKER's bank branch. BORROWER declares him aware that such debts will be reported by debt notice and/or notice in the statement of checking account.

NINE - CHARGES OVER THE LIMIT - ON ANY EXCESS OF THE CONTRACTUAL LIMIT, IN REPLACEMENT TO INTEREST PROVIDED IN THE CLAUSE "FINANCIAL CHARGES", WILL FOCUS DEFAULT INTEREST, CALCULATED THE MARKET RATE OF PAYDAY, AS REGULATED BY NATIONAL MONETARY COUNCIL.

TENTH - DEFAULT CHARGES - won the contract, or extraordinary MEETING, INCLUDING TERMINATION OF DEPOSIT ACCOUNT, OR FOR ANY BREACH OF STATUTORY OR CONTRACTUAL OBLIGATIONS, OR BY dissolution, The (a) Finance (A) IMMEDIATELY PAY THE BALANCE DEBTOR THAT ANY, UNDER PENALTY TO BE MADE IN MORA, REGARDLESS OF ANY WARNINGS, interpellations judicial or extrajudicial, WITH A FOCUS ON THE BALANCES, TO THE FINAL PAYMENT IN THE REPLACEMENT CHARGES IN SECTION "FINANCIAL CHARGES": A) DEFAULT INTEREST TO MARKET RATE, AS PERMITTED BY RESOLUTION No. 1.12 9, FROM 05.15.86, OF NATIONAL MONETARY COUNCIL; B) INTEREST IN ARREARS TO EFFECTIVE RATE OF 1% (ONE PERCENT) PER YEAR,AND C) PENALITY OF 2% {TWO PERCENT). CHARGES PROVIDED FOR IN PARAGRAPHS "A" AND "B"

- continued on page 5 -

Page: 5
Continuation of AGREEMENT OF INITIAL CREDIT IN CHECKING ACCOUNT-GUARANTEED ACCOUNT No. __, signed on this date between Banco do Brasil S.A. and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA in the amount of R$1,500,000.00, with final maturity on 04/13/2010.

RETRO WILL BE CALCULATED AND CHARGED ON THE LAST DAY OF EVERY MONTH AND ON THE DEBT SETTLEMENT TO BE REQUIRED WITH AMOUNTS OF PRINCIPAL PAID PROPORTIONALLY TO THEIR NOMINAL AMOUNTS. THE PENALITY THAT IS DISCUSSED THE PARAGRAPH "C", RETRO IS CALCULATED, ON DATES OF DEPRECIATIONS, OVER THE AMORTIZED VALUE AND, IN SETTLEMENT OF OPERATION, OVER THE DEBIT BALANCE OF OPERATION AND WILL BE CHARGED AND REQUIRED WITH THE DEPRECIATIONS  OR SETTLEMENT OF OPERATION.

ELEVEN - RENEWAL OF AGREEMENT - If there is no manifestation against either party, the deadline of this agreement, which extends from the hiring to the first maturity date, 04/13/2010, may be automatically and successively extended for periods of 90 days, maintaining the other clauses and conditions agreed, unless the operation has no movement (debit balance equal to zero) within 90 days prior to maturity. In this case the agreement will be expired on the date provided for maturity of the operation. PARAGRAPH ONE - EXTENSIONS TO BE REPORTED TO THE FINANCIAL BACKER BY SHIPMENT OF CORRESPONDENCE AND/OR THROUGH OF HIS/HER EXTRACT OF CHECKING ACCOUNT, BEING THAT ANY USE OF THE LIMIT WILL BE UNDERSTOOD AS CONSENT TO NEW CONDITIONS.

PARAGRAPH TWO - IN CASE OF REDUCING THE LIMIT, BEING THE BALANCE DEBTOR, THE EXTENSION ONLY WILL OPERATE WITH PRIOR PAYMENT OF EXCESS POSSIBLY EXISTING. THE UNENFORCEABILITY OF THE DEBIT BALANCE BY THE FINANCIAL BACKER WILL CONFIGURE MERE TOLERANCE, NOT CONFUNDING NEITHER REPRESENTING AUTOMATIC RENEWAL IF THIS IS NOT ACHIEVED UNEQUIVOCALLY.

TWELVE - TERMINATION OF THE CONTRACT - This Instrument may be terminate by either party upon notice, expressed in writing with within 10 (ten) days from the issuance of the notice, remaining in force all obligations assumed from uses of open credit performed prior to the termination.

THIRTEEN - PRESERVATION OF RIGHTS - It is expressly and irrevocably established that the failure of the exercise by the FINANCIAL BACKER, of any rights assigned to it under this Instrument or agreement

- Continued on page 6 -

Page: 6

Continuation of AGREEMENT OF INITIAL CREDIT IN CHECKING ACCOUNT-GUARANTEED ACCOUNT No. 322.101.614, signed on this date between Banco do Brasil S.A. and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA in the amount of R$R$1,500,000.00, with final maturity on 04/13/2010.

This will be signed on 03 (three) copies with the undersigned witnesses.

SAO PAULO-SP, January 25, 2010. FINANCIAL BACKER
BANCO DO BRASIL S.A. - Bank Branch EMPRES.AV.PAULISTA-SP

Signature
Signed initials
ARVID SAMUEL HAMMARSTROM,

ANDERLEY APARECIDO PJTOL,

BORROWER CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA
CNPJ (Brazil company taxpayer ID number):

BORROWER  CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA
CNPJ (Brazil company taxpayer ID number):
JURI SAUKAS,

TADEU VANI FUCCI,

- Continued on page 7-

Page: 7

Continuation of AGREEMENT OF INITIAL CREDIT IN CHECKING ACCOUNT-GUARANTEED ACCOUNT No. __, signed on this date between Banco do Brasil S.A. and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA in the amount of R$R$1,500,000.00, with final maturity on 04/13/2010.

Signature

Signed initials
MARILENA SENNE FUCCI,

WITNESSES

Name:

CPF (Brazil company taxpayer ID No.):